UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2019 (June 1, 2019)

FUSE MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-10093	59-1224913
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1565 North Central Expressway Suite 220 Richardson, Texas	75080
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (469) 862-3030

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FZMD	OTCPink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Change in Registrant’s Certifying Accountant

On June 1, 2019, Fuse Medical, Inc. (the “Company”) was notified that the audit practice of Montgomery Coscia Greilich LLC (“MCG”) an independent registered public accounting firm, was combined with Baker Tilly Virchow Krause LLP (“Baker Tilly”) in a transaction pursuant to which MCG combined its operations with Baker Tilly and certain of the professional staff and partners of MCG joined Baker Tilly either as employees or partners of Baker Tilly. On June 1, 2019, MCG resigned as the auditors of the Company and with the approval of the Audit Committee of the Company’s Board of Directors, Baker Tilly was engaged as its independent registered public accounting firm.

Prior to engaging Baker Tilly, the Company did not consult with Baker Tilly regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Baker Tilly on the Company’s financial statements, and Baker Tilly did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The report of independent registered public accounting firm of MCG regarding the Company’s financial statements for the fiscal years ended December 31, 2018 and 2017 did not contain any adverse opinion, disclaimer of opinion or qualification for audit scope or accounting principles.

During the years ended December 31, 2018 and 2017, and during the interim period from the end of the most recently completed fiscal year through June 1, 2019, the date of resignation, there were no disagreements with MCG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MCG would have caused it to make reference to such disagreement in its reports.

The Company provided MCG with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that MCG furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated June 5, 2019, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.

16.1	Letter from MCG dated June 5, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FUSE MEDICAL, INC.

By:	/s/ William E. McLaughlin, III
William E. McLaughlin, III, Senior Vice President Chief Financial Officer and Director

Date: June 5, 2019